UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-00958

T. Rowe Price New Horizons Fund, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: December 31

Date of reporting period: June 30, 2014

Item 1. Report to Shareholders

New Horizons Fund	June 30, 2014

The views and opinions in this report were current as of June 30, 2014. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Manager’s Letter

Fellow Shareholders

Small-cap growth stocks recovered from selling pressure on the biotechnology, cloud computing, and social media industries in March and April to generate positive returns for the reporting period. However, small-cap shares significantly underperformed mid- and large-cap companies in the past six months, and growth underperformed value across all market capitalizations. The fund’s strong stock selection helped it outperform the benchmark index and its Lipper peer group.

The New Horizons Fund returned 3.07% for the six months ended June 30, 2014, surpassing the 2.22% return of its benchmark, the Russell 2000 Growth Index, as a result of strong stock selection. The fund outpaced the Lipper Small-Cap Growth Funds Index’s 0.04% return, and its long-term performance remains near the top of its peer group. The New Horizons Fund was in the top 2% of its Lipper small-cap growth funds peer group for the trailing 3-, 5-, and 10-year periods ended June 30, 2014. Based on cumulative total return, Lipper ranked the fund 39 of 527, 4 of 466, 4 of 411, and 5 of 278 funds in the small-cap growth funds category for the 1-, 3-, 5-, and 10-year periods ended June 30, 2014, respectively. (Past performance cannot guarantee future results.)

MARKET ENVIRONMENT

The major U.S. stock indexes posted positive returns for the reporting period, overcoming a significant downturn in “momentum” stocks—companies in industries such as biotechnology, cloud computing, and social media that enjoyed the strongest rallies in 2013—in March and April. There was no obvious trigger for the sell-off, but investors had likely become uncomfortable with the lofty market valuations and expectations in those businesses. The U.S. economy continued its uneven recovery, as the unemployment rate fell to a five-year low, 6.1% as of June, even as gross domestic product unexpectedly contracted 2.9% in the first quarter of 2014. The Federal Reserve began to taper its quantitative easing program by reducing its monthly bond purchases in $10 billion increments after its monetary policy meetings. The central bank also prepared markets for its first rate increase since the global financial crisis, which currently looks likely to happen in mid-2015.

In a reversal from 2013, small-cap stocks significantly underperformed large- and mid-cap shares in the first six months of 2014. The small-cap Russell 2000 Index returned 3.19% versus 7.50% and 7.14% for the S&P MidCap 400 Index and the S&P 500 Index of large-cap stocks, respectively. In another change from last year’s performance trends, growth stocks underperformed value shares across all market capitalizations during the reporting period, as measured by various Russell indexes.

STRATEGY OVERVIEW

Investing in small-cap growth stocks is an immensely creative process, where creativity and success are defined by the ability to see what others—most market participants—don’t see. The volatility of the market, particularly for small-cap growth companies, over the past six months reminded us how disparate returns can be and, accordingly, how large the reward can be for imagining or seeing what others don’t.

A T. Rowe Price study of the dispersion of three-year returns for small-, mid-, and large-cap stocks from 2000 through 2012 endorses this view by showing significantly more performance variation in small-cap shares than in other market cap ranges. We broke the Russell 2000 Growth Index of small-cap companies as well as the Russell Midcap Growth Index and Russell 1000 Growth Index (large-caps) into percentage return contribution from stocks falling into four quartiles.

Interestingly, we found that dispersion of returns of mid-cap and large-cap companies was approximately the same. Small-caps showed significantly more dispersion:

  The winners (top quartile) contributed almost 50% more of the returns than did the winners in the mid- and large-cap ranges;

  The losers (bottom quartile) performed 20% worse than the losers in the mid- and large-cap range; and

  The spread between the middle two quartiles was also significantly larger.

Examples are for illustrative purposes only. Past performance cannot guarantee future results. It is not possible to invest directly in an index.

These results suggest that, in small-cap growth stocks, the rewards of success are greater and the penalties for failure are more severe. The broader interpretation is that developing and maintaining a creative process that encourages unconventional or controversial views of business models is essential to success in small-cap growth investing.

In the remainder of this letter, inspired by the thoughtful book Creativity, Inc. by Ed Catmull, one of the founders of Pixar Studios and an executive we have long admired, we argue that investing in small-cap growth stocks can be viewed similarly to the issues he raises in his book: (1) Investing in small-cap growth stocks, like making Pixar movies, is not a smooth experience, and (2) the “human capital” of both processes takes the form of a “braintrust” that attacks problems from different perspectives.

1. Dealing With Ups and Downs
Two years into making Toy Story 2, the sequel to Pixar’s first and remarkably successful movie, Toy Story, Pixar’s creative director, John Lasseter, watched the reels that had been made to date. “A couple of hours later, he emerged, walked right into my office, and shut the door,” Catmull recalls, “Disaster is the word he used.” Over the next few months, Catmull replaced the director and reworked the story, essentially creating an entirely new movie. Catmull describes this process as “the most grueling production schedule we would ever undertake—the crucible in which Pixar’s true identity was forged.” This process would not have occurred were it not for the Pixar leaders’ unusual intellectual honesty—their ability to seek help at key points. Despite having every reason to abandon Toy Story 2, they saw it through, to tremendous success as it ultimately topped $500 million—and even the original Toy Story—at the box office.

This is how we think about the approximately 30% of the New Horizons Fund that is invested in early-stage growth companies. For each early-stage company in which we invest, the goal is to watch a small company become a large company and compound wealth over a long period of time. The early-stage growth companies that we invest in share common traits: They have achieved an early product-market fit with initial market leadership, have a solid initial management team, and should achieve solid economics at a reasonable scale. Frankly, these traits are not much different than those that many of our competitors prioritize.

What makes our process different? We are looking for companies that can successfully have a second act (additional markets and products) and compete against the next set of peers. The common thread among these early-stage growth companies is the CEO and key leaders: Do they have the ability to scale people, processes, and systems? Can they create a culture that can adapt and learn? Are they intellectually honest about their challenges? When we make an investment, we cannot affirmatively answer these questions. However, we can very often answer the question: Are they the type of leadership that could have an act two?

In many ways, once we make an investment, we assume the role of a movie director, or at least the person observing the director. Like those of movies, the trajectories of early-stage growth companies are not smooth. We must judge these individual companies against our view of the processes and milestones that pave the route to a large, successful, and durable company. As the stewards of the New Horizons Fund, it is essential that we give our team the confidence to see the process through by continuing to observe the reality of the investments, dealing with volatility, and making intellectually honest decisions about which companies to continue to support and own and which to prune.

2. The Braintrust
Catmull credits the eventual turnaround of Toy Story 2 to a group he called the “Braintrust,” which emerged organically during the making of Toy Story and was composed of proven problem-solvers who worked magnificently together. The Braintrust’s most important characteristic, Catmull explains, was its ability to analyze “without any of its members themselves getting emotional or defensive.” Nine years ago, when I was managing the T. Rowe Price Media & Telecommunications Fund, we started a monthly investment review process in which one analyst presented his or her thesis to two other analysts as well as the rest of the investment committee. The immediate goal was to further vet the investment thesis and determine the next appropriate step. The larger goal was to bring other perspectives to bear on the problem, looking for deeper insights that stem from examining one industry from the viewpoint of people with expertise in another.

Fast-forward to today: The New Horizons Fund is a more diversified pool of capital, and we interact with more analysts. These reviews have continued with the same goals as in the past, and we track the outputs of these sessions as a scorecard to monitor their significance, analyzing them on a regular basis. We have found that this process creates substantial value for our shareholders.

PORTFOLIO REVIEW

These are two of the principles and processes that allow us to be creative and, hopefully, see what others don’t. If the process functions correctly, the outputs are some investments that outperform and fewer that underperform. One of the companies that has outperformed this year is Restoration Hardware, which was the fund’s largest holding at the end of the reporting period and one of its top contributors to performance. We originally invested in Restoration Hardware at its initial public offering (IPO) in 2013 as we were impressed by the vision—the creativity—the management team displayed. While other home retailers went down-market during the recession, Restoration Hardware took the risk of going upmarket, trading in smaller, mall-based stores for much larger “design galleries,” and showcasing its offerings in expensive, glossy books instead of online or in basic catalogs.

The New Horizons Fund investment committee conducted a detailed review session focused on Restoration Hardware in March 2013 in which we thoroughly vetted the thesis before we added significantly to our position. We have continued to carefully monitor the thesis since then. In accordance with our view that investing in stocks is not a smooth experience, Restoration Hardware stock has fluctuated significantly over the past year, rising as much as 35% on certain days and collapsing down as far as 12% on others. As we have observed data points that give us confidence that the changes management made to the business model are proving themselves—for example, that design galleries significantly lift direct sales by region—we have added to the position. (Please refer to the fund’s portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

Harman International Industries, a top holding and leading contributor to performance in the six-month period, is another example of how our process handles the ups and downs of the market. We first invested in Harman, an audio/visual products company, in 2010 when we ascertained that the CEO and key team members were the types of leaders who could potentially reengineer the cost structure and expand Harman’s reach into the mass market. By lowering its cost structure and emphasizing scalable software, Harman has been able to launch a line of automotive products that can be produced much more efficiently. This business model innovation rode the rebound in auto sales that has played out since the end of the global financial crisis in 2009. The market now values Harman as a value-added rather than commodity supplier, and the company’s earnings have compounded and multiple has risen. A compelling case of riding out market fluctuations, the stock moved between $30 and $50 for three years before the thesis played out, propelling it to over $100.

Acuity Brands, which produces commercial light fixtures and lighting systems, is another stock that performed well during the reporting period, but it took time—and patience—for the thesis to play out. We originally invested in 2011, when we recognized that certain secular trends, such as energy-efficient retrofitting and “smart” lighting, were afoot. Acuity had established itself as the market leader by building out its portfolio and distribution network, and we concluded that the management team had the vision to navigate these future shifts. Similar to Harman, our process served us well as the stock fluctuated between $35 and $65 for two years. Throughout this period, we made intellectually honest decisions as we assessed key data points against the milestones we deemed relevant. We remained faithful to our process, and we were eventually rewarded for our patience as the stock ascended north of $100 beginning in 2013.

The inherent volatility of small-cap growth investing manifests itself in negative results as well. For our process to work, we must continue to judge companies against our thesis while accepting problems and deviations from the road map. If our original investment thesis on a stock that has lost ground is intact, we will keep it in the fund and wait for the company’s transition to play out over time or for the market to reward it. However, if the company or its markets have fundamentally changed so that it appears that the company’s transition to a larger firm will not be successful, we must make the intellectually honest decision to eliminate it from the portfolio.

PriceSmart shares experienced considerable selling pressure as a result of economic weakness in Central America, South America, and the Caribbean, paired with currency devaluation in Costa Rica, its largest market. PriceSmart is the largest operator of membership warehouse clubs in its geography but, with only 32 outlets, has substantial opportunity for growth, especially in Colombia. Our investment in the company was predicated on our view that the management team had salient experience making the warehouse club model work in the United States and so could replicate this competency in a different geography. Despite the stock’s performance over the past six months, we continue to believe that the company’s durable membership-fee-based business model, which is innovative in markets that are too small to attract U.S. warehouse clubs, positions it for strong long-term growth.

Financial Engines, which uses proprietary technology to provide independent investment advice and planning services to 401(k) plan participants, is another portfolio holding that lost ground during the reporting period. We invested in Financial Engines at the IPO and subsequently added to the position as the management team demonstrated considerable foresight in building a scalable model with the potential to attack a very large market. Market worries about downward pressure on the company’s pricing, quarterly earnings that fell modestly short of expectations, and the general sell-off in “momentum” high-growth stocks in March and April weighed on the shares. To assess our thesis, we mobilized our team for a review of Financial Engines over the past six months and developed a renewed understanding of which metrics to track and which milestones to expect for the company. We’ll continue to monitor the thesis for this stock as well as for all of our portfolio holdings.

We decided to eliminate another poor performer, DSW, from the portfolio. We had posited that, given the size of the category, there was room for a formidable competitor—either online or offline—to compete against the dominant online shoe retailer Zappo’s. While DSW was implementing systems to adjust to the shift online, however, competition intensified more quickly than we had anticipated. In response, DSW has had to reinvest the savings from its new systems into competitive prices, making the company’s longer-term outlook less favorable.

OUTLOOK

Although last year’s rally in small-cap stocks slowed considerably in 2014, valuations remain at elevated levels that could signal that the market segment in general is overheated. The price-to-earnings (P/E) ratio of the fund’s holdings at the end of June was 33.3, the highest quarter-end level in over 10 years. Based on several measures, small-cap valuations relative to historical ranges also remain elevated compared with large-caps. For example, the fund’s P/E ratio relative to the same measure for the S&P 500 Index on expected 12-month forward earnings was 2.15 at the end of June, up from 2.13 at the beginning of the reporting period. This indicates that larger-cap stocks likely offer more near-term value than small-cap companies.

We remain wary of a more prolonged period of price adjustment that would bring valuations down to levels that are more in line with historical standards. Particularly in this environment, thorough company analysis is an essential element of successful small-cap growth investing. We are confident in our ability to find smaller companies that are poised to grow rapidly and to hold them for the long term, even through the downturns and valuation adjustments that are part of every market cycle. Our overall goal is to own companies that are innovative early-stage or durable growers with the potential to become much larger, successful firms over time as a result of their innovative business models. These stocks have the potential to generate solid long-term returns for our shareholders.

Thank you for investing with T. Rowe Price.

Respectfully submitted,

Henry Ellenbogen
President of the fund and chairman of its Investment Advisory Committee

July 29, 2014

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

RISKS OF INVESTING

As with all stock and bond mutual funds, each fund’s share price can fall because of weakness in the stock or bond markets, a particular industry, or specific holdings. Stock markets can decline for many reasons, including adverse political or economic developments, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the investment manager’s assessment of companies held in a fund may prove incorrect, resulting in losses or poor performance even in rising markets.

Investing in small companies involves greater risk than is customarily associated with larger companies. Stocks of small companies are subject to more abrupt or erratic price movements than larger-company stocks. Small companies often have limited product lines, markets, or financial resources, and their managements may lack depth and experience. Such companies seldom pay significant dividends that could cushion returns in a falling market.

GLOSSARY

Lipper indexes: Fund benchmarks that consist of a small number (10 to 30) of the largest mutual funds in a particular category as defined by Lipper Inc.

Price/book ratio: A valuation measure that compares a stock’s market price with its book value, i.e., the company’s net worth divided by the number of outstanding shares.

Price/earnings (P/E) ratio: A valuation measure calculated by dividing the price of a stock by its current or projected earnings per share. The ratio is a measure of how much investors are willing to pay for the company’s earnings.

Russell 1000 Growth Index: An index that tracks the performance of large-cap stocks with higher price-to-book ratios and higher forecast growth values.

Russell 1000 Index: An index that tracks the performance of the 1,000 largest companies in the Russell 3000 Index.

Russell 2000 Growth Index: An index that tracks the performance of small-cap stocks with higher price-to-book ratios and higher forecast growth values.

Russell 2000 Index: An unmanaged index that tracks the stocks of 2,000 small U.S. companies.

Russell 2000 Value Index: An index that tracks the performance of small-cap stocks with lower price-to-book ratios and lower forecast growth values.

Russell Midcap Growth Index: An index that tracks the performance of mid-cap stocks with higher price-to-book ratios and higher forecast growth values.

Russell Midcap Index: An unmanaged index that tracks the performance of the 800 smallest companies in the Russell 1000 Index.

S&P MidCap 400 Index: An unmanaged index that tracks the performance of 400 U.S. mid-cap companies.

S&P 500 Index: An unmanaged index that tracks the stocks of 500 primarily large-cap U.S. companies.

Note: Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Portfolio Highlights

TWENTY-FIVE LARGEST HOLDINGS

	Percent of Net Assets 6/30/14
Restoration Hardware	2.1%
O'Reilly Automotive	1.4
Mobile Mini	1.3
Roper Industries	1.3
Netflix	1.3
Flowers Foods	1.3
Harman International Industries	1.2
Kate Spade	1.2
Shutterstock	1.2
Signature Bank	1.2
Allegiant Travel	1.2
Rockwood Holdings	1.2
Vail Resorts	1.1
AIMIA	1.1
Five Below	1.1
Incyte	1.1
SS&C Technologies	1.1
HomeAway	1.0
Diamondback Energy	1.0
IDEXX Laboratories	1.0
athenahealth	1.0
zulily	0.9
InterMune	0.9
FactSet Research Systems	0.9
Illumina	0.9
Total	29.0%

Note: The information shown does not reflect any exchange-traded funds (ETFs), cash reserves, or collateral for securities lending that may be held in the portfolio.

Portfolio Highlights

CONTRIBUTIONS TO THE CHANGE IN NET ASSET VALUE

Six Months Ended 6/30/14

Best Contributors		Worst Contributors	
InterMune	28¢	Twitter	-36¢
Restoration Hardware	25	Groupon	-19
Diamondback Energy	20	Youku Tudou	-19
Illumina	19	Financial Engines	-16
MakeMyTrip	17	Quiksilver	-15
Harman International Industries	16	Lumber Liquidators	-14
Zillow	14	DigitalGlobe	-14
Vipshop	12	Aegerion Pharmaceuticals**	-13
Acuity Brands	12	PriceSmart	-12
Sarana Menara Nusantara	12	Blue Nile	-10
Total	175¢	Total	-168¢

12 Months Ended 6/30/14

Best Contributors		Worst Contributors	
Netflix	47¢	Francesca's Holdings	-11¢
Incyte	47	Angie's List	-10
Harman International Industries	37	Rackspace Hosting	-10
InterMune	35	Aegerion Pharmaceuticals**	-10
Illumina	31	Quiksilver	-8
Acuity Brands	28	Panera Bread	-8
Diamondback Energy	27	DigitalGlobe*	-7
zulily	27	Krispy Kreme*	-7
Zillow	26	Commvault Systems	-7
Ctrip.com International	25	InnerWorkings**	-7
Total	330¢	Total	-85¢

*Position added.
**Position eliminated.

Performance and Expenses

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000. The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; or accounts of an investor who is a T. Rowe Price Preferred Services, Personal Services, or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $100,000). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Unaudited

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period

	6 Months Ended 6/30/14	Year Ended 12/31/13	12/31/12	12/31/11	12/31/10	12/31/09
NET ASSET VALUE						
Beginning of period	$ 46.27	$ 33.17	$ 31.03	$ 33.49	$ 25.58	$ 17.79
Investment activities						
Net investment loss[1]	(0.07)	(0.17)	(0.03)	(0.17)	(0.13)	(0.11)
Net realized and unrealized gain / loss	1.49	16.33	5.04	2.25	8.98	7.91
Total from investment activities	1.42	16.16	5.01	2.08	8.85	7.80
Distributions						
Net investment income	–	–	–	–	–	(0.01)
Net realized gain	–	(3.06)	(2.87)	(4.54)	(0.94)	–
Total distributions	–	(3.06)	(2.87)	(4.54)	(0.94)	(0.01)
NET ASSET VALUE						
End of period	**$ 47.69**	**$ 46.27**	**$ 33.17**	**$ 31.03**	**$ 33.49**	**$ 25.58**

Ratios/Supplemental Data

Total return[2]	**3.07%**	**49.11%**	**16.20%**	**6.63%**	**34.67%**	**43.87%**
Ratio of total expenses to average net assets	0.80%[3]	0.80%	0.80%	0.81%	0.81%	0.85%
Ratio of net investment loss to average net assets	(0.29)%[3]	(0.41)%	(0.09)%	(0.50)%	(0.48)%	(0.54)%
Portfolio turnover rate	24.8%	35.3%	35.0%	43.7%	46.1%	26.6%
Net assets, end of period (in millions)	$ 15,964	$ 15,844	$ 9,727	$ 7,865	$ 7,732	$ 5,636

(1) Per share amounts calculated using average shares outstanding method.

(2) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions. Total return is not annualized for periods less than one year.

(3) Annualized

The accompanying notes are an integral part of these financial statements.

Unaudited

PORTFOLIO OF INVESTMENTS ‡

(Cost and value in $000s)

	Shares/Par	$ Value
COMMON STOCKS 96.5%		
CONSUMER DISCRETIONARY 23.4%		
Distributors 0.4%		
Core-Mark Holding (1)	1,424,600	65,004
		65,004
Hotels, Restaurants & Leisure 5.1%		
Arcos Dorados Holdings, Class A	1,939,400	21,721
Bloomin Brands (2)	329,700	7,395
Chipotle Mexican Grill (2)	174,500	103,393
Choice Hotels International	2,491,913	117,394
Dunkin Brands	2,294,700	105,120
Fiesta Restaurant (2)	1,267,400	58,820
Krispy Kreme (1)(2)	5,248,450	83,870
Panera Bread, Class A (2)	331,374	49,650
Papa John's International	2,000,000	84,780
Vail Resorts (1)	2,370,800	182,979
		815,122
Household Durables 1.2%		
Harman International	1,846,500	198,369
		198,369
Internet & Catalog Retail 6.3%		
Blue Nile (1)(2)	1,677,450	46,969
Coupons.com (2)	254,931	6,707
Coupons.com, Lock-Up Shares, Acquisition Date: 6/1 - 7/1/11 Acquisition Cost $18,264 (2)(3)	1,314,528	32,856
Ctrip.com International, ADR (2)	1,903,600	121,906
Groupon (2)	2,324,000	15,385
HomeAway (1)(2)	4,812,557	167,573
Liberty Ventures, Series A (2)	559,002	41,254
MakeMyTrip (1)(2)	3,681,459	129,330
Netflix (2)	464,700	204,747
Priceline (2)	25,714	30,934
Vipshop Holdings, ADR (2)	317,900	59,683

Wolverine World Wide	1,834,500	47,807
		349,190
Total Consumer Discretionary		3,730,918
CONSUMER STAPLES 3.6%		
Beverages 0.1%		
Boston Beer, Class A (2)	94,051	21,022
		21,022
Food & Staples Retailing 1.4%		
PriceSmart (1)	1,571,000	136,740
Sprouts Farmers Market (2)	2,724,200	89,136
		225,876
Food Products 1.8%		
Annie's (1)(2)	1,021,633	34,552
Flowers Foods	9,699,955	204,475
Post Holdings (2)	714,550	36,378
Whitewave Foods, Class A (2)	275,300	8,911
		284,316
Household Products 0.3%		
WD-40	511,300	38,460
		38,460
Total Consumer Staples		569,674
ENERGY 4.9%		
Energy Equipment & Services 1.6%		
CARBO Ceramics	367,400	56,624
Exterran Holdings	735,600	33,094
Forum Energy Technologies (2)	1,485,700	54,124
RigNet (1)(2)	1,053,100	56,678

SEACOR Holdings (2)	549,000	45,155
		245,675
Oil, Gas & Consumable Fuels 3.3%		
Athlon Energy (2)	733,700	34,998
Bill Barrett (2)	735,400	19,694
Cloud Peak Energy (2)	357,500	6,585
Diamondback Energy (2)	1,808,634	160,607
Emerald Oil, Warrants, 2/4/16, Acquisition Date: 2/4/11 Acquisition Cost $0 (2)(3)	177,500	—
Northern Oil & Gas (2)	2,873,100	46,803
Oasis Petroleum (2)	1,163,100	65,006
PDC Energy (2)	963,000	60,813
Seven Generations Energy, Class A, Acquisition Date: 12/18/13 - 4/3/14, Acquisition Cost $27,860 (CAD) (2)(3)(4)	1,210,955	42,557
SM Energy	1,123,700	94,503
		531,566
Total Energy		777,241
FINANCIALS 4.4%		
Banks 2.3%		
Signature Bank (2)	1,484,500	187,314
SVB Financial Group (2)	800,900	93,401
Texas Capital Bancshares (2)	788,700	42,551
Western Alliance Bancorp (2)	1,676,817	39,908
		363,174
Capital Markets 0.8%		
Artisan Partners Asset Management	1,043,600	59,151
Financial Engines	1,600,700	72,480
		131,631
Diversified Financial Services 0.6%		
Capitol Acquisition Corp. II, Equity Units (1)(2)	1,577,300	16,491

MSCI, Class A (2)	1,628,800	74,680
		91,171
Insurance 0.6%		
First American Financial	2,719,100	75,564
Infinity Property & Casualty	423,721	28,487
		104,051
Real Estate Management & Development 0.0%		
Redfin, Acquisition Date: 2/11 - 4/2/14 Acquisition Cost $623 (1)(2)(3)(4)	245,405	596
ZipRealty (2)	203,429	616
		1,212
Thrifts & Mortgage Finance 0.1%		
PennyMac Financial Services (2)	585,300	8,891
		8,891
Total Financials		700,130
HEALTH CARE 15.5%		
Biotechnology 6.0%		
Abcam (GBP)	9,485,373	61,686
ACADIA Pharmaceuticals (2)	1,786,800	40,364
Alexion Pharmaceuticals (2)	446,700	69,797
Alkermes (2)	936,500	47,134
Alnylam Pharmaceuticals (2)	257,400	16,260
Chimerix (2)	682,200	14,968
Clovis Oncology (2)	468,769	19,412
Exelixis (2)	6,235,500	21,138
Incyte (2)	3,046,900	171,967
InterMune (2)	3,310,100	146,141
Ironwood Pharmaceuticals (2)	334,300	5,125
Neurocrine Biosciences (2)	3,684,600	54,679
Pharmacyclics (2)	832,500	74,684

Portola Pharmaceuticals (2)	158,100	4,613
Puma Biotechnology (2)	832,011	54,913
Regeneron Pharmaceuticals (2)	361,200	102,028
Seattle Genetics (2)	308,400	11,796
Stemline Therapeutics (2)	32,700	480
TESARO (2)	507,781	15,797
Ultragenyx Pharmaceutical, Lock-Up Shares Acquisition Date: 12/19/12, Acquisition Cost $5,357 (2)(3)	617,069	26,315
		959,297
Health Care Equipment & Supplies 3.2%		
Analogic	135,100	10,570
Dexcom (2)	2,594,000	102,878
EnteroMedics (2)	1,702,100	2,655
EnteroMedics, Warrants, 6/13/16 (2)	908,400	354
EnteroMedics, Warrants, 9/28/16 (2)	128,400	63
GenMark Diagnostics (2)	1,154,233	15,617
HeartWare International (2)	155,300	13,744
IDEXX Laboratories (2)	1,155,100	154,287
Insulet (2)	194,040	7,698
Oxford Immunotec Global (2)	380,900	6,411
Sirona Dental Systems (2)	1,630,997	134,492
Tornier (2)	1,462,267	34,188
Volcano (2)	1,435,900	25,286
		508,243
Health Care Providers & Services 1.5%		
Acadia Healthcare (2)	647,700	29,470
Air Methods (2)	1,705,129	88,070
Henry Schein (2)	932,500	110,660
MWI Veterinary Supply (2)	31,000	4,402
Team Health Holdings (2)	342,700	17,114
		249,716

Airlines 1.2%		
Allegiant Travel (1)	1,576,300	185,641
		185,641
Building Products 0.9%		
A.O. Smith	760,300	37,696
Lennox International	1,134,200	101,590
		139,286
Commercial Services & Supplies 2.5%		
Healthcare Services	1,648,700	48,538
Mobile Mini (1)	4,354,577	208,540
MSA Safety	764,400	43,938
Ritchie Bros. Auctioneers	1,011,800	24,941
US Ecology	603,907	29,561
Waste Connections	1,015,000	49,278
		404,796
Electrical Equipment 1.5%		
Acuity Brands	1,039,800	143,752
Franklin Electric	2,227,573	89,838
		233,590
Industrial Conglomerates 1.3%		
Roper Industries	1,424,600	208,006
		208,006
Machinery 5.2%		
Colfax (2)	534,900	39,871
Energy Recovery (1)(2)	3,010,063	14,810
EnPro Industries (1)(2)	1,730,500	126,603
Graco	1,089,200	85,045
Manitowoc	1,823,800	59,930
Middleby (2)	150,900	12,482
RBC Bearings	984,089	63,031

Rexnord (2)	4,578,200	128,876
Rotork (GBP)	954,460	43,614
Toro	1,401,800	89,155
Valmont Industries	819,400	124,508
WABCO Holdings (2)	469,400	50,141
		838,066
Professional Services 1.2%		
Advisory Board (1)(2)	2,223,700	115,188
Corporate Executive Board	775,500	52,905
Trinet (2)	1,079,489	25,983
		194,076
Total Industrials & Business Services		2,344,760
INFORMATION TECHNOLOGY 23.0%		
Communications Equipment 1.2%		
ADTRAN	2,050,000	46,248
Aruba Networks (2)	3,395,000	59,480
Ciena (2)	1,000,000	21,660
Finisar (2)	1,375,000	27,156
Palo Alto Networks (2)	450,000	37,733
		192,277
Electronic Equipment, Instruments & Components 2.0%		
Control4 (2)	950,000	18,582
Dolby Laboratories, Class A (2)	1,624,800	70,191
FEI	921,200	83,580
Measurement Specialties (2)	228,800	19,693
National Instruments	2,350,000	76,117
Trimble Navigation (2)	1,400,000	51,730
		319,893
Internet Software & Services 8.6%		
Angie's List (2)	620,104	7,404

Atlassian, Class A1, GDR, Acquisition Date: 4/9/14 Acquisition Cost $2,684 (2)(3)(4)	167,746	2,684
Atlassian, Class A2, GDR, Acquisition Date: 4/9/14 Acquisition Cost $9,656 (2)(3)(4)	603,476	9,656
Atlassian, Class A3, GDR, Acquisition Date: 4/9/14 Acquisition Cost $1,849 (2)(3)(4)	115,556	1,849
Atlassian, Series 1, GDR, Acquisition Date: 4/9/14 Acquisition Cost $4,711 (2)(3)(4)	294,456	4,711
Atlassian, Series 2, GDR, Acquisition Date: 4/9/14 Acquisition Cost $12,614 (2)(3)(4)	788,399	12,614
Atlassian, Series A, GDR, Acquisition Date: 4/9/14 Acquisition Cost $9,328 (2)(3)(4)	583,019	9,328
Bazaarvoice (1)(2)	5,090,336	40,163
Cornerstone OnDemand (2)	550,000	25,311
CoStar Group (2)	909,100	143,792
Elance-oDesk, Acquisition Date: 1/30 - 5/21/13 Acquisition Cost $290 (2)(3)(4)	40,859	301
Eventbrite, Acquisition Date: 6/28/13 Acquisition Cost $2,217 (1)(2)(3)(4)	179,516	2,941
Evernote, Acquisition Date: 11/20/12 Acquisition Cost $2,296 (1)(2)(3)(4)	190,876	2,481
GrubHub (2)	558,120	19,763
GrubHub Seamless, Acquisition Date: 8/13/13 Acquisition Cost $11,894 (2)(3)	696,507	23,430
Houzz, Acquisition Date: 6/3/14 Acquisition Cost $6,575 (2)(3)(4)	87,760	6,575
LendingClub, Acquisition Date: 5/14/14 Acquisition Cost $6,376 (2)(3)(4)	313,413	6,376
Marketo (1)(2)	2,650,000	77,062
OpenTable (2)	543,463	56,303
OPOWER (2)	350,000	6,598
Pandora Media (2)	4,800,800	141,624
Rackspace Hosting (2)	2,924,071	98,424
Shutterstock (1)(2)	2,259,447	187,489
SPS Commerce (1)(2)	925,000	58,451
Telecity (GBP)	6,169,861	79,616
Textura (2)	1,100,000	26,004

Trulia (2)	36,000	1,706
Wix.com (2)	1,652,300	32,782
Xoom (1)(2)	3,915,873	103,222
Youku Tudou, ADR (2)	2,655,718	63,365
Youku.com, Class A, Acquisition Date: 9/15/10 - 6/14/11 Acquisition Cost $- (2)(3)	6	—
Zillow (2)	809,600	115,716
		1,367,741
IT Services 2.7%		
CoreLogic (2)	1,947,500	59,126
Gartner (2)	1,860,326	131,190
iSoftStone Holdings, ADR (1)(2)	2,351,000	12,837
Sapient (1)(2)	8,454,456	137,385
WEX (2)	839,400	88,112
		428,650
Semiconductor & Semiconductor Equipment 1.9%		
Cavium (2)	825,000	40,969
Diodes (2)	875,000	25,340
Fairchild Semiconductor, Class A (2)	1,500,000	23,400
GT Advanced Technologies (2)	275,000	5,115
Hittite Microwave	400,000	31,180
Mellanox Technologies (2)	599,000	20,881
PDF Solutions (2)	669,000	14,196
PMC-Sierra (2)	7,500,000	57,075
Semtech (2)	2,000,000	52,300
Silicon Laboratories (2)	475,000	23,394
Teradyne	473,000	9,271
		303,121
Software 6.5%		
Aveva (GBP)	542,729	18,929
Barracuda Networks (2)	275,000	8,531
Bottomline Technologies (2)	1,825,000	54,604

Metals & Mining 0.2%		
Compass Minerals	286,178	27,399
		27,399
Total Materials		270,134
TELECOMMUNICATION SERVICES 0.7%		
Wireless Telecommunication Services 0.7%		
Sarana Menara Nusantara (IDR) (2)	359,011,400	120,377
Total Telecommunication Services		120,377
Total Miscellaneous Common Stocks 4.6% (6)		739,498
Total Common Stocks (Cost $9,784,987)		15,403,353
CONVERTIBLE PREFERRED STOCKS 2.7%		
CONSUMER DISCRETIONARY 0.3%		
Internet & Catalog Retail 0.2%		
Peixe Urbano, Series C, Acquisition Date: 12/5/11 Acquisition Cost $19,858 (2)(3)(4)	603,212	18
Wayfair, Acquisition Date: 3/5/14 Acquisition Cost $36,498 (2)(3)(4)(5)	1,391,661	36,498
		36,516
Media 0.1%		
Glam Media, Series M-1, Acquisition Date: 7/2/07 – 3/19/08 Acquisition Cost $10,541 (2)(3)(4)	805,923	2,327
Glam Media, Series M-1A, Acquisition Date: 7/2/07 – 3/19/08 Acquisition Cost $1,479 (2)(3)(4)	115,132	332
TrialPay, Series D, Acquisition Date: 7/1/11 – 9/30/13 Acquisition Cost $8,376 (2)(3)(4)	2,750,132	3,349
		6,008
Total Consumer Discretionary		42,524

FINANCIALS 0.1%		
Real Estate Management & Development 0.1%		
Redfin, Series B, Acquisition Date: 12/10/13 Acquisition Cost $8,203 (1)(2)(3)(4)	3,377,516	8,203
Redfin, Series F, Acquisition Date: 11/7/13 Acquisition Cost $12,534 (1)(2)(3)(4)	5,161,171	12,534
Total Financials		20,737
HEALTH CARE 0.3%		
Biotechnology 0.0%		
Calithera BioSciences, Series D, Acquisition Date: 10/7/13 Acquisition Cost $2,358 (2)(3)(4)	13,455,871	2,358
Spark Therapeutics, Series B, Acquisition Date: 5/23/14 Acquisition Cost $2,732 (2)(3)(4)	1,696,955	2,732
		5,090
Health Care Providers & Services 0.2%		
Diplomat Pharmacy, Series A, Acquisition Date: 1/23/14 Acquisition Cost $27,468 (2)(3)(4)	193	27,468
		27,468
Health Care Technology 0.1%		
Doximity, Series C, Acquisition Date: 4/10/14 Acquisition Cost $5,701 (2)(3)(4)	1,182,668	5,701
		5,701
Total Health Care		38,259
INFORMATION TECHNOLOGY 2.0%		
Internet Software & Services 1.0%		
Cloudera, Series F, Acquisition Date: 2/5/14 Acquisition Cost $14,583 (2)(3)(4)	1,001,546	27,871
Elance-oDesk, Series A-1, Acquisition Date: 3/13/12 - 4/24/14 Acquisition Cost $10,078 (2)(3)(4)	1,101,889	8,352

Elance-oDesk, Series A-2, Acquisition Date: 3/13/12 - 4/24/14 Acquisition Cost $941 (2)(3)(4)	102,917	780
Eventbrite, Series A, Acquisition Date: 7/23/13 Acquisition Cost $1,853 (1)(2)(3)(4)	150,088	2,459
Eventbrite, Series C, Acquisition Date: 7/23/13 Acquisition Cost $2,701 (1)(2)(3)(4)	218,748	3,584
Eventbrite, Series F, Acquisition Date: 4/22/13 Acquisition Cost $9,131 (1)(2)(3)(4)	739,506	12,116
Eventbrite, Series F-1, Acquisition Date: 2/6/14 Acquisition Cost $27,375 (1)(2)(3)(4)	1,670,851	27,375
Evernote, Series 1, Acquisition Date: 11/20/12 Acquisition Cost $4,591 (1)(2)(3)(4)	381,752	4,963
Evernote, Series 4, Acquisition Date: 5/2 - 11/20/12 Acquisition Cost $14,562 (1)(2)(3)(4)	1,210,758	15,740
Evernote, Series 5, Acquisition Date: 11/8/13 Acquisition Cost $2,274 (1)(2)(3)(4)	174,948	2,274
Houzz, Series D, Acquisition Date: 6/3/14 Acquisition Cost $19,726 (2)(3)(4)	263,281	19,726
LendingClub, Series F, Acquisition Date: 4/16/14 Acquisition Cost $13,682 (2)(3)(4)	672,602	13,682
LivingSocial, Series E, Acquisition Date: 4/1/11 Acquisition Cost $24,650 (2)(3)(4)	4,361,980	1,919
MongoDB, Series F, Acquisition Date: 10/2/13 Acquisition Cost $10,527 (2)(3)(4)	629,468	10,527
		151,368
IT Services 0.1%		
Apptio, Series D, Acquisition Date: 3/9/12 Acquisition Cost $10,912 (2)(3)(4)	609,011	13,821
Apptio, Series E, Acquisition Date: 5/3/13 Acquisition Cost $1,816 (2)(3)(4)	80,037	1,817
		15,638
Software 0.5%		
Domo, Series D, Acquisition Date: 1/31/14 Acquisition Cost $9,735 (2)(3)(4)	2,355,414	9,735
Lookout, Series F, Acquisition Date: 3/21/14 Acquisition Cost $27,373 (1)(2)(3)(4)	2,396,317	27,373

New Relic, Series A, Acquisition Date: 4/17/13 Acquisition Cost $446 (1)(2)(3)(4)	25,640	742
New Relic, Series E, Acquisition Date: 1/9/13 Acquisition Cost $12,820 (1)(2)(3)(4)	736,394	21,307
New Relic, Series F, Acquisition Date: 4/17/14 Acquisition Cost $9,122 (1)(2)(3)(4)	315,266	9,122
Plex Systems, Series B, Acquisition Date: 6/9/14 Acquisition Cost $16,608 (1)(2)(3)(4)	7,238,750	16,608
		84,887
Technology Hardware, Storage & Peripherals 0.4%		
Pure Storage, Series E, Acquisition Date: 8/22/13 Acquisition Cost $27,279 (1)(2)(3)(4)	3,935,512	61,889
Pure Storage, Series F, Acquisition Date: 4/17/14 Acquisition Cost $9,122 (1)(2)(3)(4)	580,036	9,122
		71,011
Total Information Technology		322,904
Total Convertible Preferred Stocks (Cost $417,655)		424,424
CORPORATE BONDS 0.0%		
Central European Media Enterprises, PIK, 15.00%, 12/1/17	5,977,000	6,485
Glam Media, 9.00%, 12/2/14, Acquisition Date: 7/2/07 – 8/1/12, Acquisition Cost $65 (3)(4)	64,536	51
Glam Media, 9.00%, 12/2/14, Acquisition Date: 7/2/07 – 3/19/08, Acquisition Cost $1,767 (3)(4)	1,766,622	1,396
Total Corporate Bonds (Cost $7,808)		7,932
SHORT-TERM INVESTMENTS 1.3%		
Money Market Funds 1.3%		
T. Rowe Price Reserve Investment Fund, 0.06% (1)(7)	211,470,171	211,470
Total Short-Term Investments (Cost $211,470)		211,470

Affiliated Companies

($000s)

The fund may invest in certain securities that are considered affiliated companies. As defined by the 1940 Act, an affiliated company is one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. Based on the fund's relative ownership, the following securities were considered affiliated companies for all or some portion of the six months ended June 30, 2014. Purchase and sales cost and investment income reflect all activity for the period then ended.

Affiliate	Purchase Cost	Sales Cost	Investment Income	Value 6/30/14	Value 12/31/13
Advisory Board	$ 13,533	$ 29,053	$ —	$ 115,188	$ 162,530
Aimia	20,661	15,561	2,814	174,091	177,121
Allegiant Travel	9,584	7,917	—	185,641	163,212
Annie's	16,960	17	—	34,552	*
Apptio, Series D	—	—	—	*	13,821
Apptio, Series E	—	—	—	*	1,817
Bazaarvoice	1,290	16,531	—	40,163	47,388
BJ's Restaurants	—	64,168	—	—	55,597
Blue Nile	—	3,481	—	46,969	83,132
Capitol Acquisition Corp. II, Equity Units	—	21	—	16,491	15,952
Castlight Health	5,456	6	—	5,177	—
Castlight Health, Class A +	—	—	—	24,920	11,459
Coupons.com	5,967	1,617	—	*	—
Core-Mark Holding	19,096	45	267	65,004	*
Elance-oDesk	—	—	—	#	301
Elance-oDesk, Series A	—	—	—	#	9,137
Energy Recovery	5,089	8	—	14,810	*
EnPro Industries	4,817	70	—	126,603	96,212
Eventbrite	—	—	—	2,941	2,216
Eventbrite, Series A	—	—	—	2,459	1,853
Eventbrite, Series C	—	—	—	3,584	2,701
Eventbrite, Series F	—	—	—	12,116	9,131
Eventbrite, Series F-1	27,375	—	—	27,375	—
Evernote	—	—	—	2,481	2,481
Evernote, Series 1	—	—	—	4,963	4,963

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

Statement of Operations

($000s)

	6 Months Ended 6/30/14
Investment Income (Loss)	
Income	
Dividend	$ 36,896
Interest	2,045
Securities lending	581
Total income	39,522
Expenses	
Investment management	50,388
Shareholder servicing	10,943
Prospectus and shareholder reports	281
Custody and accounting	261
Registration	234
Legal and audit	116
Directors	40
Proxy and annual meeting	9
Miscellaneous	267
Total expenses	62,539
Net investment loss	(23,017)
Realized and Unrealized Gain / Loss	
Net realized gain (loss)	
Securities	1,151,416
Futures	17,778
Foreign currency transactions	(18)
Net realized gain	1,169,176
Change in net unrealized gain / loss	
Securities	(670,956)
Futures	(17,797)
Other assets and liabilities denominated in foreign currencies	8
Change in net unrealized gain / loss	(688,745)
Net realized and unrealized gain / loss	480,431
INCREASE IN NET ASSETS FROM OPERATIONS	$ 457,414

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

Notes to Financial Statements

T. Rowe Price New Horizons Fund, Inc. (the fund), is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The fund commenced operations on June 3, 1960. The fund seeks long-term capital growth by investing primarily in common stocks of small, rapidly growing companies.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board Accounting Standards Codification Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), including but not limited to ASC 946. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid annually. Capital gain distributions, if any, are generally declared and paid by the fund annually.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Rebates Subject to best execution, the fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the fund in cash. Commission rebates are reflected as realized gain on securities in the accompanying financial statements and totaled $167,000 for the six months ended June 30, 2014.

NOTE 2 - VALUATION

The fund’s financial instruments are valued and its net asset value (NAV) per share is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day the NYSE is open for business.

Fair Value The fund’s financial instruments are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The T. Rowe Price Valuation Committee (the Valuation Committee) has been established by the fund’s Board of Directors (the Board) to ensure that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight by the Board, the Valuation Committee develops and oversees pricing-related policies and procedures and approves all fair value determinations. Specifically, the Valuation Committee establishes procedures to value securities; determines pricing techniques, sources, and persons eligible to effect fair value pricing actions; oversees the selection, services, and performance of pricing vendors; oversees valuation-related business continuity practices; and provides guidance on internal controls and valuation-related matters. The Valuation Committee reports to the fund’s Board; is chaired by the fund’s treasurer; and has representation from legal, portfolio management and trading, operations, and risk management.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date

Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)

Level 3 – unobservable inputs

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.

Valuation Techniques Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made. OTC Bulletin Board securities are valued at the mean of the closing bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the closing bid and asked prices for domestic securities and the last quoted sale or closing price for international securities.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted to reflect the fair value of such securities at the close of the NYSE. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, the fund will adjust the previous quoted prices to reflect what it believes to be the fair value of the securities as of the close of the NYSE. In deciding whether it is necessary to adjust quoted prices to reflect fair value, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. The fund uses outside pricing services to provide it with quoted prices and information to evaluate or adjust those prices. The fund cannot predict how often it will use quoted prices and how often it will determine it necessary to adjust those prices to reflect fair value. As a means of evaluating its security valuation process, the fund routinely compares quoted prices, the next day’s opening prices in the same markets, and adjusted prices.

Actively traded domestic equity securities generally are categorized in Level 1 of the fair value hierarchy. Non-U.S. equity securities generally are categorized in Level 2 of the fair value hierarchy despite the availability of quoted prices because, as described above, the fund evaluates and determines whether those quoted prices reflect fair value at the close of the NYSE or require adjustment. OTC Bulletin Board securities, certain preferred securities, and equity securities traded in inactive markets generally are categorized in Level 2 of the fair value hierarchy.

Debt securities generally are traded in the OTC market. Securities with remaining maturities of one year or more at the time of acquisition are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers the yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Generally, debt securities are categorized in Level 2 of the fair value hierarchy; however, to the extent the valuations include significant unobservable inputs, the securities would be categorized in Level 3.

Investments in mutual funds are valued at the mutual fund’s closing NAV per share on the day of valuation and are categorized in Level 1 of the fair value hierarchy. Assets and liabilities other than financial instruments, including short-term receivables and payables, are carried at cost, or estimated realizable value, if less, which approximates fair value.

Thinly traded financial instruments and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the Valuation Committee. The objective of any fair value pricing determination is to arrive at a price that could reasonably be expected from a current sale. Financial instruments fair valued by the Valuation Committee are primarily private placements, restricted securities, warrants, rights, and other securities that are not publicly traded.

Subject to oversight by the Board, the Valuation Committee regularly makes good faith judgments to establish and adjust the fair valuations of certain securities as events occur and circumstances warrant. For instance, in determining the fair value of an equity investment with limited market activity, such as a private placement or a thinly traded public company stock, the Valuation Committee considers a variety of factors, which may include, but are not limited to, the issuer’s business prospects, its financial standing and performance, recent investment transactions in the issuer, new rounds of financing, negotiated transactions of significant size between other investors in the company, relevant market valuations of peer companies, strategic events affecting the company, market liquidity for the issuer, and general economic conditions and events. In consultation with the investment and pricing teams, the Valuation Committee will determine an appropriate valuation technique based on available information, which may include both observable and unobservable inputs. The Valuation Committee typically will afford greatest weight to actual prices in arm’s length transactions, to the extent they represent orderly transactions between market participants; transaction information can be reliably obtained; and prices are deemed representative of fair value. However, the Valuation Committee may also consider other valuation methods such as market-based valuation multiples; a discount or premium from market value of a similar, freely traded security of the same issuer; or some combination. Fair value determinations are reviewed on a regular basis and updated as information becomes available, including actual purchase and sale transactions of the issue. Because any fair value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions, and fair value prices determined by the Valuation Committee could differ from those of other market participants. Depending on the relative significance of unobservable inputs, including the valuation technique(s) used, fair valued securities may be categorized in Level 2 or 3 of the fair value hierarchy.

Valuation Inputs The following table summarizes the fund’s financial instruments, based on the inputs used to determine their fair values on June 30, 2014:

There were no material transfers between Levels 1 and 2 during the six months ended June 30, 2014.

Following is a reconciliation of the fund’s Level 3 holdings for the six months ended June 30, 2014. Gain (loss) reflects both realized and change in unrealized gain/loss on Level 3 holdings during the period, if any, and is included on the accompanying Statement of Operations. The change in unrealized gain/loss on Level 3 instruments held at June 30, 2014, totaled $108,679,000 for the six months ended June 30, 2014. Transfers into and out of Level 3 are reflected at the value of the financial instrument at the beginning of the period. During the six months, transfers into Level 3 resulted from a lack of observable market data for the security and transfers out of Level 3 were because observable market data became available for the security.

In accordance with GAAP, the following table provides quantitative information about significant unobservable inputs used to determine the fair valuations of the fund’s Level 3 assets, by class of financial instrument; it also indicates the sensitivity of the Level 3 valuations to changes in those significant unobservable inputs. Because the Valuation Committee considers a wide variety of factors and inputs, both observable and unobservable, in determining fair values, the unobservable inputs presented do not reflect all inputs significant to the fair value determination.

Investments in Securities	Market Value (000s)	Valuation Technique(s)	Significant Unobservable Input(s)	Value or Range of Input(s)	Impact to Valuation from an Increase in Input*
Common Stocks	$ 118,871	Recent comparable transaction price(s)#	—	—	—
	—	Recent comparable transaction price(s)	Discount for lack of marketability	25%	Decrease
Convertible Preferred Stocks	388,607	Recent comparable transaction price(s)#	—	—	—
	2,660	Recent comparable transaction price(s)	Discount for lack of marketability	44%	Decrease
	27,871	Recent comparable transaction price(s)	Discount for non-controlling interest	10%	Decrease
	3,349	Market comparable	Discount for lack of marketability	10%	Decrease
			Price to sales multiple	1.6x	Increase
			Enterprise value to sales multiple	1.4x	Increase
	1,919	Probability weighted expected present value	Enterprise value	$0 - $560,000,000 (avg $296,000,000)	Increase
			Discount for liquidation preference	0-100% (avg 20%)	Decrease
	18	Income approach	Discount for liquidation preference	99.9%	Decrease
Corporate Bonds	1,447	Income approach	Discount for liquidation preference	21%	Decrease

No quantitative unobservable inputs were significant to the fair value determination.

* Represents the directional change in the fair value of the Level 3 investment(s) that would result from an increase in the corresponding input. A decrease in the unobservable input would have the opposite effect. Significant increases and decreases in these inputs in isolation could result in significantly higher or lower fair value measurements.

NOTE 3 - DERIVATIVE INSTRUMENTS

During the six months ended June 30, 2014, the fund invested in derivative instruments. As defined by GAAP, a derivative is a financial instrument whose value is derived from an underlying security price, foreign exchange rate, interest rate, index of prices or rates, or other variable; it requires little or no initial investment and permits or requires net settlement. The fund invests in derivatives only if the expected risks and rewards are consistent with its investment objectives, policies, and overall risk profile, as described in its prospectus and Statement of Additional Information. The fund may use derivatives for a variety of purposes, such as seeking to hedge against declines in principal value, increase yield, invest in an asset with greater efficiency and at a lower cost than is possible through direct investment, or to adjust credit exposure. The risks associated with the use of derivatives are different from, and potentially much greater than, the risks associated with investing directly in the instruments on which the derivatives are based. The fund at all times maintains sufficient cash reserves, liquid assets, or other SEC-permitted asset types to cover its settlement obligations under open derivative contracts.

The fund values its derivatives at fair value, as described in Note 2, and recognizes changes in fair value currently in its results of operations. Accordingly, the fund does not follow hedge accounting, even for derivatives employed as economic hedges. Generally, the fund accounts for its derivatives on a gross basis. It does not offset the fair value of derivative liabilities against the fair value of derivative assets on its financial statements, nor does it offset the fair value of derivative instruments against the right to reclaim or obligation to return collateral. As of June 30, 2014, the fund held no derivative instruments.

Additionally, during the six months ended June 30, 2014, the fund recognized $17,778,000 of realized gain on Futures and a $(17,797,000) change in unrealized gain/loss on Futures related to its investments in equity derivatives; such amounts are included on the accompanying Statement of Operations.

Futures Contracts The fund is subject to equity price risk in the normal course of pursuing its investment objectives and uses futures contracts to help manage such risk. The fund may enter into futures contracts to manage exposure to interest rates, security prices, foreign currencies, and credit quality; as an efficient means of adjusting exposure to all or part of a target market; to enhance income; as a cash management tool; or to adjust credit exposure. A futures contract provides for the future sale by one party and purchase by another of a specified amount of a particular underlying financial instrument at an agreed-upon price, date, time, and place. The fund currently invests only in exchange-traded futures, which generally are standardized as to maturity date, underlying financial instrument, and other contract terms. Payments are made or received by the fund each day to settle daily fluctuations in the value of the contract (variation margin), which reflect changes in the value of the underlying financial instrument. Variation margin is recorded as unrealized gain or loss until the contract is closed. The value of a futures contract included in net assets is the amount of unsettled variation margin; net variation margin receivable is reflected as an asset and net variation margin payable is reflected as a liability on the accompanying Statement of Assets and Liabilities. Risks related to the use of futures contracts include possible illiquidity of the futures markets, contract prices that can be highly volatile and imperfectly correlated to movements in hedged security values, and potential losses in excess of the fund’s initial investment. During the six months ended June 30, 2014, the volume of the fund’s activity in futures, based on underlying notional amounts, was generally between 0% and 3% of net assets.

NOTE 4 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

Securities Lending The fund may lend its securities to approved brokers to earn additional income. Its securities lending activities are administered by a lending agent in accordance with a securities lending agreement. It receives collateral in the form of cash or U.S. government securities, valued at 102% to 105% of the value of the securities on loan. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities; any additional collateral required due to changes in security values is delivered to the fund the next business day. Cash collateral is invested by the lending agent(s) in accordance with investment guidelines approved by fund management. Additionally, the lending agent indemnifies the fund against losses resulting from borrower default. Although risk is mitigated by the collateral and indemnification, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities, collateral investments decline in value and the lending agent fails to perform. Securities lending revenue consists of earnings on invested collateral and borrowing fees, net of any rebates to the borrower, compensation to the lending agent, and other administrative costs. In accordance with GAAP, investments made with cash collateral are reflected in the accompanying financial statements, but collateral received in the form of securities is not. At June 30, 2014, there were no securities on loan.

Other Purchases and sales of portfolio securities other than short-term securities aggregated $4,033,391,000 and $3,816,667,000, respectively, for the six months ended June 30, 2014.

NOTE 5 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of the date of this report.

At June 30, 2014, the cost of investments for federal income tax purposes was $10,464,319,000. Net unrealized gain aggregated $5,582,876,000 at period-end, of which $5,959,979,000 related to appreciated investments and $377,103,000 related to depreciated investments.

NOTE 6 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management agreement between the fund and Price Associates provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.35% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.275% for assets in excess of $400 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At June 30, 2014, the effective annual group fee rate was 0.29%.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share price and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend-disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. For the six months ended June 30, 2014, expenses incurred pursuant to these service agreements were $60,000 for Price Associates; $1,583,000 for T. Rowe Price Services, Inc.; and $2,530,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

Additionally, the fund is one of several mutual funds in which certain college savings plans managed by Price Associates may invest. As approved by the fund’s Board of Directors, shareholder servicing costs associated with each college savings plan are borne by the fund in proportion to the average daily value of its shares owned by the college savings plan. For the six months ended June 30, 2014, the fund was charged $105,000 for shareholder servicing costs related to the college savings plans, of which $62,000 was for services provided by Price. The amount payable at period-end pursuant to this agreement is reflected as Due to Affiliates in the accompanying financial statements. At June 30, 2014, approximately 1% of the outstanding shares of the fund were held by college savings plans.

The fund is also one of several mutual funds sponsored by Price Associates (underlying Price funds) in which the T. Rowe Price Spectrum Funds (Spectrum Funds), as well as the T. Rowe Price Retirement Funds and T. Rowe Price Target Retirement Funds (Retirement Funds) may invest. Neither the Spectrum Funds nor the Retirement Funds invest in the underlying Price funds for the purpose of exercising management or control. Pursuant to separate special servicing agreements, expenses associated with the operation of the Spectrum Funds and Retirement Funds are borne by each underlying Price fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by the Spectrum Funds and Retirement Funds, respectively. Expenses allocated under these agreements are reflected as shareholder servicing expenses in the accompanying financial statements. For the six months ended June 30, 2014, the fund was allocated $43,000 of Spectrum Funds’ expenses and $991,000 of Retirement Funds’ expenses. Of these amounts, $476,000 related to services provided by Price. At period-end, the amount payable to Price pursuant to this agreement is reflected as Due to Affiliates in the accompanying financial statements. At June 30, 2014, less than 1% of the outstanding shares of the fund were held by the Spectrum Funds and 7% were held by the Retirement Funds.

The fund may invest in the T. Rowe Price Reserve Investment Fund, the T. Rowe Price Government Reserve Investment Fund, or the T. Rowe Price Short-Term Reserve Fund (collectively, the Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The Price Reserve Investment Funds are offered as short-term investment options to mutual funds, trusts, and other accounts managed by Price Associates or its affiliates and are not available for direct purchase by members of the public. The Price Reserve Investment Funds pay no investment management fees.

Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information. You may request this document by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov.

The description of our proxy voting policies and procedures is also available on our website, troweprice.com. To access it, click on the words “Social Responsibility” at the top of our corporate homepage. Next, click on the words “Conducting Business Responsibly” on the left side of the page that appears. Finally, click on the words “Proxy Voting Policies” on the left side of the page that appears.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through our website, follow the above directions to reach the “Conducting Business Responsibly” page. Click on the words “Proxy Voting Records” on the left side of that page, and then click on the “View Proxy Voting Records” link at the bottom of the page that appears.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 100 F St. N.E., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

Approval of Investment Management Agreement

On April 30, 2014, the fund’s Board of Directors (Board), including a majority of the fund’s independent directors, approved the continuation of the investment management agreement (Advisory Contract) between the fund and its investment advisor, T. Rowe Price Associates, Inc. (Advisor). The April meeting followed a telephonic meeting held on March 4, 2014, during which the Board reviewed information and discussed the continuation of the Advisory Contract. In connection with its deliberations, the Board requested, and the Advisor provided, such information as the Board (with advice from independent legal counsel) deemed reasonably necessary. The Board considered a variety of factors in connection with its review of the Advisory Contract, also taking into account information provided by the Advisor during the course of the year, as discussed below:

Services Provided by the Advisor
The Board considered the nature, quality, and extent of the services provided to the fund by the Advisor. These services included, but were not limited to, directing the fund’s investments in accordance with its investment program and the overall management of the fund’s portfolio, as well as a variety of related activities such as financial, investment operations, and administrative services; compliance; maintaining the fund’s records and registrations; and shareholder communications. The Board also reviewed the background and experience of the Advisor’s senior management team and investment personnel involved in the management of the fund, as well as the Advisor’s compliance record. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Advisor.

Investment Performance of the Fund
The Board reviewed the fund’s three-month, one-year, and year-by-year returns, as well as the fund’s average annualized total returns over the 3-, 5-, and 10-year periods, and compared these returns with a wide variety of previously agreed-upon comparable performance measures and market data, including those supplied by Lipper and Morningstar, which are independent providers of mutual fund data.

On the basis of this evaluation and the Board’s ongoing review of investment results, and factoring in the relative market conditions during certain of the performance periods, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Advisor under the Advisory Contract and other benefits that the Advisor (and its affiliates) may have realized from its relationship with the fund, including any research received under “soft dollar” agreements and commission-sharing arrangements with broker-dealers. The Board considered that the Advisor may receive some benefit from soft-dollar arrangements pursuant to which research is received from broker-dealers that execute the applicable fund’s portfolio transactions. The Board received information on the estimated costs incurred and profits realized by the Advisor from managing T. Rowe Price mutual funds.

The Board also reviewed estimates of the profits realized from managing the fund in particular, and the Board concluded that the Advisor’s profits were reasonable in light of the services provided to the fund.

The Board also considered whether the fund benefits under the fee levels set forth in the Advisory Contract from any economies of scale realized by the Advisor. Under the Advisory Contract, the fund pays a fee to the Advisor for investment management services composed of two components—a group fee rate based on the combined average net assets of most of the T. Rowe Price mutual funds (including the fund) that declines at certain asset levels and an individual fund fee rate based on the fund’s average daily net assets—and the fund pays its own expenses of operations. The Board concluded that the advisory fee structure for the fund continued to provide for a reasonable sharing of benefits from any economies of scale with the fund’s investors.

Fees
The Board was provided with information regarding industry trends in management fees and expenses, and the Board reviewed the fund’s management fee rate, operating expenses, and total expense ratio in comparison with fees and expenses of other comparable funds based on information and data supplied by Lipper. The information provided to the Board indicated that the fund’s management fee rate and total expense ratio were at or below the median for comparable funds.

The Board also reviewed the fee schedules for institutional accounts and private accounts with similar mandates that are advised or subadvised by the Advisor and its affiliates. Management provided the Board with information about the Advisor’s responsibilities and services provided to institutional account clients, including information about how the requirements and economics of the institutional business are fundamentally different from those of the mutual fund business. The Board considered information showing that the mutual fund business is generally more complex from a business and compliance perspective than the institutional business and that the Advisor generally performs significant additional services and assumes greater risk in managing the fund and other T. Rowe Price mutual funds than it does for institutional account clients.

On the basis of the information provided and the factors considered, the Board concluded that the fees paid by the fund under the Advisory Contract are reasonable.

Approval of the Advisory Contract
As noted, the Board approved the continuation of the Advisory Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund and its shareholders for the Board to approve the continuation of the Advisory Contract (including the fees to be charged for services thereunder). The independent directors were advised throughout the process by independent legal counsel.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price New Horizons Fund, Inc.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date August 18, 2014

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date August 18, 2014

	By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date August 18, 2014